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                                  EXHIBIT 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nurescell, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Samuelson, acting President of the Company, certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities and Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                    /s/ James Samuelson
                                    ---------------------------------
                                    By:  James Samuelson
                                    Acting President
                                    August 14, 2002

In connection with the Annual Report of Nurescell, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Samuelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Report fully complies with the requirements of section 13(a) of the Securities and Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /S/ James Samuelson
                                    ---------------------------------
                                    By: James Samuelson
                                    Chief Financial Officer
                                    August 14, 2002